System1, Inc./S1 Holdco LLC Pro Forma for Disposition of Total Security Limited Unaudited Statements of Operations System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. Successor + Predecessor Total Successor + Predecessor Total Successor + Predecessor Total S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC (in thousands) QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD Sucessor Period Predecessor Period QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD 31-Dec-24 30-Sep-24 30-Jun-24 31-Mar-24 31-Dec-23 30-Sep-23 30-Jun-23 31-Mar-23 31-Dec-22 30-Sep-22 30-Jun-22 1.27.22 - 3.31.22 1.1.22 - 1.26.22 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-24 30-Sep-24 30-Jun-24 31-Dec-23 30-Sep-23 30-Jun-23 31-Dec-22 30-Sep-22 30-Jun-22 31-Dec-21 30-Sep-21 30-Jun-21 Revenue 75,594 88,832 94,581 84,917 96,120 87,818 96,914 121,119 140,071 156,895 177,029 138,234 52,712 199,803 171,445 169,579 147,561 343,925 268,330 179,498 401,971 305,851 218,033 664,941 524,870 367,975 688,389 488,586 317,140 Operating cost and expenses: Cost of revenues 30,894 51,171 55,798 53,698 58,550 50,584 56,656 82,953 97,145 111,217 128,507 101,970 41,507 155,276 128,885 126,167 110,785 191,561 160,667 109,496 248,745 190,194 139,610 480,346 383,201 271,984 521,113 365,837 236,952 Salaries, commissions, and benefits 25,915 29,177 33,937 24,483 24,608 26,695 27,054 28,148 29,040 30,469 30,249 48,288 31,181 18,715 15,139 17,698 15,195 113,512 87,597 58,420 106,505 81,897 55,202 169,227 140,187 109,718 66,747 48,032 32,893 Selling, general, and administrative 10,457 10,172 13,989 12,728 12,304 11,808 15,340 14,855 13,869 11,572 12,984 12,407 15,665 14,650 7,936 6,277 6,950 47,346 36,889 26,717 54,307 42,004 30,195 66,496 52,628 41,056 35,813 21,163 13,227 Depreciation and amortization 20,232 20,128 19,943 19,804 19,737 19,585 19,689 19,393 19,102 18,924 18,827 12,618 1,000 3,625 3,459 3,112 3,689 80,107 59,875 39,747 78,403 58,666 39,081 70,471 51,370 32,446 13,885 10,260 6,801 Impairment of goodwill - - - - - - - - 26,636 346,092 - - - - - - - - - - - - - 372,728 346,092 - - - - Total operating costs and expenses 87,498 110,648 123,667 110,712 115,199 108,673 118,739 145,349 185,791 518,274 190,568 175,283 89,353 192,266 155,419 153,254 136,619 432,525 345,028 234,379 487,960 372,761 264,088 1,159,268 973,477 455,203 637,558 445,292 289,873 Operating income (11,903) (21,816) (29,086) (25,795) (19,079) (20,855) (21,825) (24,230) (45,720) (361,379) (13,538) (37,049) (36,641) 7,537 16,026 16,325 10,942 (88,601) (76,698) (54,881) (85,989) (66,910) (46,055) (494,327) (448,607) (87,228) 50,831 43,294 27,267 Loss (gain) on fair value of warrants (915) 281 (1,501) (251) 1,764 (7,482) 2,018 (1,409) (10,360) 4,489 (4,139) 13,761 - - - - - (2,386) (1,471) (1,752) (5,109) (6,873) 609 3,751 14,111 9,622 - - - Loss on extinguishment of related-party debt - - (433) (19,676) 1,385 619 - - - - - - - - - - - (20,109) (20,109) (20,109) 2,004 619 - - - - - - - Interest expense 7,764 7,957 7,871 7,970 11,957 13,053 12,334 11,402 9,692 9,664 7,200 5,054 1,049 4,162 4,184 4,476 4,048 31,562 23,799 15,841 48,746 36,789 23,736 32,659 22,967 13,303 16,870 12,708 8,524 Income (loss) from continuing operations before income tax (18,752) (30,054) (35,023) (13,839) (34,185) (27,045) (36,176) (34,224) (45,052) (375,532) (16,599) (55,864) (37,690) 3,375 11,842 11,849 6,894 (97,668) (78,916) (48,862) (131,630) (97,445) (70,400) (530,737) (485,685) (110,153) 33,961 30,586 18,743 Income tax expense (729) 585 (178) (48) (8,757) (1,116) (6,670) (3,829) (15,252) (77,715) 1,089 (16,803) (629) 262 475 77 151 (370) 359 (226) (20,372) (11,615) (10,499) (109,310) (94,058) (16,343) 965 703 228 Net income (loss) from continuing operations (18,023) (30,639) (34,845) (13,791) (25,428) (25,929) (29,506) (30,395) (29,800) (297,817) (17,688) (39,061) (37,061) 3,113 11,367 11,772 6,743 (97,298) (79,275) (48,636) (111,258) (85,830) (59,901) (421,427) (391,627) (93,810) 32,996 29,883 18,515 Net Income (Loss) Attributable to Noncontrolling Interest (3,862) (7,037) (8,472) (3,254) (8,903) (31,647) (8,690) (9,124) (18,089) (71,606) (8,124) (13,111) - - - - - (22,625) (18,763) (11,726) (58,364) (49,461) (17,814) (110,930) (92,841) (21,235) - - - Gain (loss) from discontinued operations, net of taxes - - - - (11,105) (137,207) (13,484) (12,533) (21,040) (14,146) (17,850) (3,923) - - - - - - - - (174,329) (163,224) (26,017) (56,959) (35,919) (21,773) - - - Net income (14,161) (23,602) (26,373) (10,537) (27,630) (131,489) (34,300) (33,804) (32,751) (240,357) (27,414) (29,873) (37,061) 3,113 11,367 11,772 6,743 (74,673) (60,512) (36,910) (227,222) (199,593) (68,104) (367,456) (334,705) (94,348) 32,996 29,883 18,515

System1, Inc./S1 Holdco LLC Pro Forma for Disposition of Total Security Limited Non-GAAP Financials System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. System1, Inc. Successor + Predecessor Total Successor + Predecessor Total Successor + Predecessor Total S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC (in thousands) Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Sucessor Period Predecessor Period QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD 31-Dec-24 30-Sep-24 30-Jun-24 31-Mar-24 31-Dec-23 30-Sep-23 30-Jun-23 31-Mar-23 31-Dec-22 30-Sep-22 30-Jun-22 1.27.22 - 3.31.22 1.1.22 - 1.26.22 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-24 30-Sep-24 30-Jun-24 31-Dec-23 30-Sep-23 30-Jun-23 31-Dec-22 30-Sep-22 30-Jun-22 31-Dec-21 30-Sep-21 30-Jun-21 Net income (loss) from continuing operations (18,023)$ (30,639)$ (34,845)$ (13,791)$ (25,428)$ (25,929)$ (29,506)$ (30,395)$ (29,800)$ (297,817)$ (17,688)$ (39,061)$ (37,061)$ 3,113$ 11,367$ 11,772$ 6,743$ (97,298)$ (79,275)$ (48,636)$ (111,258)$ (85,830)$ (59,901)$ (421,427)$ (391,627)$ (93,810)$ 32,996$ 29,883$ 18,515$ Income tax expense (729) 585 (178) (48) (8,757) (1,116) (6,670) (3,829) (15,252) (77,715) 1,089 (16,803) (629) 262 475 77 151 (370) 359 (226) (20,372) (11,615) (10,499) (109,310) (94,058) (16,343) 965 703 228 Interest expense 7,764 7,957 7,871 7,970 11,957 13,053 12,334 11,402 9,692 9,664 7,200 5,054 1,049 4,162 4,185 4,476 4,048 31,562 23,799 15,841 48,746 36,789 23,736 32,659 22,967 13,303 16,871 12,709 8,524 Depreciation & amortization 20,232 20,128 19,943 19,804 19,737 19,585 19,689 19,393 19,102 18,924 18,827 12,618 1,000 3,625 3,458 3,113 3,689 80,107 59,875 39,747 78,403 58,666 39,081 70,471 51,370 32,446 13,884 10,259 6,801 Impairment of goodwill - - - - - - - - 26,636 346,092 - - - - - - - - - - - - - 372,728 346,092 - - - - Other income/expense (1) (111) 127 (36) (97) 187 639 271 (65) 1,280 (400) (68) 228 (61) 70 (25) 18 84 (117) (6) (133) 1,032 845 206 978 (301) 98 147 76 102 Stock-based compensation and distributions to Members (2) 4,567 3,783 3,442 3,971 5,842 5,267 4,294 5,832 6,867 7,817 7,716 33,511 23,362 3,458 673 3,342 2,118 15,763 11,197 7,413 21,235 15,393 10,126 79,273 72,406 64,589 9,591 6,133 5,460 Revaluation of non-cash warrant liability (915) 281 (1,501) (251) 1,764 (7,482) 2,018 (1,409) (10,360) 4,489 (4,139) 13,761 - - - - - (2,386) (1,471) (1,752) (5,109) (6,873) 609 3,751 14,111 9,622 - - - Loss on Extinguishment of related-party debt - - (433) (19,676) 1,385 619 - - - - - - - - - - - (20,109) (20,109) (20,109) 2,004 619 - - - - - - - Costs related to acquisitions/business combinations 3,028 7,441 11,854 2,244 3,269 1,710 2,589 3,471 4,371 4,242 5,342 10,129 13,162 8,002 2,786 655 1,547 24,567 21,539 14,098 11,039 7,770 6,060 37,247 32,875 28,633 12,991 4,989 2,202 Other costs, including restructuring and legal settlements 2,067 683 3,810 297 57 1,760 1,087 755 1,876 475 353 206 - 4 126 262 428 6,857 4,790 4,107 3,658 3,601 1,841 2,910 1,034 559 821 817 691 Adjusted EBITDA 17,880$ 10,346$ 9,927$ 423$ 10,012$ 8,105$ 6,105$ 5,154$ 14,413$ 15,772$ 18,631$ 19,644$ 822$ 22,696$ 23,046$ 23,715$ 18,809$ 38,577$ 20,697$ 10,350$ 29,377$ 19,365$ 11,259$ 69,281$ 54,868$ 39,097$ 88,265$ 65,569$ 42,524$ (1) Non-cash adjustments related to foreign exchange and asset disposals (2) Comprised of distributions to equity holders and non-cash stock-based compensation

Non-Financial Metrcis (In thousands except ratios) QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD O&O Advertising 31-Dec-24 30-Sep-24 30-Jun-24 31-Mar-24 31-Dec-23 30-Sep-23 30-Jun-23 31-Mar-23 31-Dec-22 30-Sep-22 30-Jun-22 31-Mar-22 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-24 30-Sep-24 30-Jun-24 31-Dec-23 30-Sep-23 30-Jun-23 31-Dec-22 30-Sep-22 30-Jun-22 31-Dec-21 30-Sep-21 30-Jun-21 Revenue 64,705$ 70,798$ 77,397$ 69,030$ 79,422$ 66,186$ 77,300$ 106,025$ 127,867$ 143,600$ 157,952$ 176,133$ 190,035$ 162,606$ 160,817$ 139,426$ 281,929$ 217,224$ 146,426$ 328,934$ 249,512$ 183,325$ 605,552$ 477,686$ 334,085$ 652,884$ 462,848$ 300,242$ Advertising Spend (1) 32,743$ 44,391$ 50,019$ 46,567$ 52,820$ 42,301$ 49,711$ 76,186$ 92,785$ 106,340$ 121,153$ 137,948$ 152,653$ 126,404$ 123,244$ 107,298$ 173,721$ 140,978$ 96,587$ 221,018$ 168,198$ 125,897$ 458,225$ 365,440$ 259,100$ 509,599$ 356,946$ 230,542$ Direct Adjusted Gross Profit 31,963$ 26,406$ 27,377$ 22,462$ 26,602$ 23,886$ 27,589$ 29,839$ 35,082$ 37,261$ 36,799$ 38,186$ 37,383$ 36,202$ 37,572$ 32,128$ 108,209$ 76,246$ 49,839$ 107,916$ 81,314$ 57,428$ 147,328$ 112,246$ 74,985$ 143,284$ 105,902$ 69,700$ O&O Sessions (2) 1,898,758 2,070,074 2,004,923 1,209,083 1,060,326 921,512 819,813 1,026,262 1,042,908 1,077,915 1,012,761 975,025 999,975 859,392 766,293 741,122 7,182,838 5,284,080 3,214,006 3,827,913 2,767,587 1,846,075 4,108,610 3,065,702 1,987,786 3,366,783 2,366,807 1,507,415 O&O CPS (3) 0.02$ 0.02$ 0.02$ 0.04$ 0.05$ 0.05$ 0.06$ 0.07$ 0.09$ 0.10$ 0.12$ 0.14$ 0.15$ 0.15$ 0.16$ 0.14$ 0.02$ 0.03$ 0.03$ 0.06$ 0.06$ 0.07$ 0.11$ 0.12$ 0.13$ 0.15$ 0.15$ 0.15$ O&O RPS (4) 0.03$ 0.03$ 0.04$ 0.06$ 0.07$ 0.07$ 0.09$ 0.10$ 0.12$ 0.13$ 0.16$ 0.18$ 0.19$ 0.19$ 0.21$ 0.19$ 0.04$ 0.04$ 0.05$ 0.09$ 0.09$ 0.10$ 0.15$ 0.16$ 0.17$ 0.19$ 0.20$ 0.20$ Spread 98% 59% 55% 48% 50% 56% 55% 39% 38% 35% 30% 28% 24% 29% 30% 30% 62% 54% 52% 49% 48% 46% 32% 31% 29% 28% 30% 30% Partner Network Revenue 10,889$ 18,035$ 17,184$ 15,888$ 16,698$ 21,632$ 19,614$ 15,093$ 12,204$ 13,295$ 19,077$ 14,812$ 9,768$ 8,840$ 8,763$ 8,135$ 61,995$ 51,106$ 33,072$ 73,037$ 56,339$ 34,708$ 59,389$ 47,185$ 33,890$ 35,505$ 25,738$ 16,898$ Agency Fees (5) (3,508)$ 4,981$ 3,694$ 4,968$ 3,614$ 6,320$ 4,806$ 4,876$ 2,535$ 2,994$ 5,170$ 3,387$ -$ -$ -$ -$ 10,136$ 13,644$ 8,663$ 19,617$ 16,003$ 9,683$ 14,087$ 11,551$ 8,557$ -$ -$ -$ Direct Adjusted Gross Profit 14,397$ 13,054$ 13,489$ 10,919$ 13,084$ 15,312$ 14,808$ 10,217$ 9,669$ 10,301$ 13,908$ 11,425$ 9,768$ 8,840$ 8,763$ 8,135$ 51,859$ 37,462$ 24,409$ 53,420$ 40,337$ 25,025$ 45,302$ 35,633$ 25,333$ 35,505$ 25,738$ 16,898$ Network Sessions (6) 1,861,490 2,318,513 2,052,037 1,545,162 1,270,965 894,179 676,763 448,287 375,605 364,196 361,432 308,805 289,331 297,142 321,934 338,960 7,777,202 5,915,712 3,597,199 3,290,193 2,019,228 1,125,049 1,410,037 1,034,433 670,237 1,247,366$ 958,035 660,894 Network CPS (7) (0.00)$ 0.00$ 0.00$ 0.00$ 0.00$ 0.01$ 0.01$ 0.01$ 0.01$ 0.01$ 0.01$ 0.01$ -$ -$ -$ -$ 0.00$ 0.00$ 0.00$ 0.01$ 0.01$ 0.01$ 0.01$ 0.01$ 0.01$ -$ -$ -$ Network RPS (8) 0.01$ 0.01$ 0.01$ 0.01$ 0.01$ 0.02$ 0.03$ 0.03$ 0.03$ 0.04$ 0.05$ 0.05$ 0.03$ 0.03$ 0.03$ 0.02$ 0.01$ 0.01$ 0.01$ 0.02$ 0.03$ 0.03$ 0.04$ 0.05$ 0.05$ 0.03$ 0.03$ 0.03$ Adjusted Partner Network CPS and RPS Revenue (9) 16,364$ 15,099$ 15,611$ 14,920$ 61,995$ Agency Fees (5), (9) 1,967$ 2,046$ 2,122$ 4,001$ 10,136$ Direct Adjusted Gross Profit 14,397$ 13,054$ 13,489$ 10,919$ 51,859$ Network Sessions (6) 1,861,490 2,318,513 2,052,037 1,545,162 7,777,202 Network CPS (7) 0.00$ 0.00$ 0.00$ 0.00$ 0.00$ Network RPS (8) 0.01$ 0.01$ 0.01$ 0.01$ 0.01$ (1) Advertising spend is the amount of advertising that is spent to acquire traffic to Owned & Operated websites (2) O&O sessions are the total number of monetizable user visits to Owned & Operated websites (3) CPS is advertising spend divided by O&O Sessions (4) RPS is O&O Revenue divided by O&O Sessions (5) Agency fees are the amount of costs for agencies acquiring traffic to Owned & Operated websites (6) Network sessions are the number of monetizable user visits delivered by network partners to RAMP (7) CPS is agency fees divided by Network Sessions (8) RPS is Partner Network revenue divided by Network Sessions (9) Revenue and Agency fees adjustment for Q4 24 out-of-period adjustment related to gross versus net revenue classification. Adjustment adjusts historical revenue and agency fees for the period in which the adjustment occured.